                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-3896

                             FPA PERENNIAL FUND, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  DECEMBER 31

Date of reporting period:  DECEMBER 31, 2004

Item 1.           Report to Stockholders.

FPA PERENNIAL FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2004


[FPA FUND DISTRIBUTORS, INC. LOGO]

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

42821

                             LETTER TO SHAREHOLDERS

        As we now approach the fifth anniversary of the stock market's March 2000 peak, it may be instructive to look at how investors have fared in the subsequent years. Two observations stand out.

        First, just as the speculative boom that led up to the market peak was very uneven, with some stocks participating to a far greater degree than others, the post-bubble market has also had its winners and losers. Generally, small and non-tech stocks, which missed much of the 1990s' party, have done well, especially relative to the negative performance for the market as a whole.

        Second, although we are all familiar with long-term studies which show that equity markets have delivered quite attractive returns over virtually all long time periods, it turns out that purchasing shares of even the best companies at bubble highs is unlikely to EVER deliver adequate rates of return. For example, investors who purchased Microsoft, Intel, and Cisco, each large and highly successful businesses, in March 2000, have now lost about two thirds of their funds, or 20% annually over the subsequent five-year period. In other words, they have suffered a substantial and permanent loss of capital.

        Perennial has approached the market environment of the past five years no differently than prior periods. We have striven to own high-quality businesses, but have refused to overpay for them. Though this has produced past periods of underperformance when overpriced stocks became even more overpriced, on balance it has served the Perennial shareholder well.

        The following table shows returns for one-, three-, and five-year periods for the leading large- and small-cap averages, as well as for Perennial.

                                                                 VALUE
                                                               OF $1.00
                                                               INVESTED
                      2004       3 YEARS*       5 YEARS*       1/1/2000
                      ----       --------       --------       --------
Nasdaq                 8.6%         3.7%         (11.8)%       $   0.53
S & P 500             10.9%         3.6%          (2.3)%       $   0.89
Russell 2000          18.3%        11.5%           6.6%        $   1.38
Perennial             16.3%        12.8%          14.2%        $   1.94

  * Annualized Return

        We were frankly surprised at how strongly the market performed in 2004, especially after the large advance of 2003. Most indexes were up between 10% and 20%, with small-cap stocks repeating their leadership performance of 2003. The Russell 2000, for example, is up about 75% over the past two years, and has nearly doubled from its March 2003 lows.

        Perennial's 16.3% gain in 2004 fell a bit short of the benchmark Russell 2500. Higher cash levels, driven by caution about stock valuations, was the primary cause of the difference. The table below shows Perennial's returns for each year since 2000, as well as those of the Russell 2500.

                                                                        FIVE
                  2000       2001       2002       2003       2004     YEARS*
                  ----       ----       ----       ----       ----     ------
Perennial         10.2%      22.7%     (10.6)%     37.9%      16.3%      14.2%
Russell 2500       4.3%       1.2%     (17.8)%     45.5%      18.3%       8.4%

  * Annualized Return

        We would like to discuss a recent addition to Perennial's portfolio. Founded in 1917 as a pioneer in the development of all-wheel drive technology, OSHKOSH TRUCK has spent most of its existence as a builder of military trucks. Under new management, Oshkosh reinvented itself in the mid-1990s. Starting with a business that was two thirds defense products, Oshkosh aggressively diversified. With a series of acquisitions, it entered related specialty truck areas, buying either the market leader, or more often, the strong number two company in the industry. It improved manufacturing and invested in product development and technology. Over time, almost all of these acquired businesses have gained the number one share position as well as improved profitability. Sales have increased from $400 million in 1996 to over $2 billion today.

        As it expanded the scope of its business, Oshkosh took on large amounts of debt, but its strong cash flow has enabled it to considerably reduce leverage in recent years - from debt at 65% of capital five years ago to just 15% today. Returns on capital have been excellent and trending upwards. Return on equity over the past five years has averaged 20%.

        Oshkosh's largest business is defense, where it supplies medium and heavy trucks to the U.S. and U.K. military. Though somewhat lumpy, with a small number of very large contracts, it has the advantage of large backlogs and long-lived procurements, as well as a continuing demand for parts and reconditioning. Oshkosh is the market share leader, well ahead of rival Stewart and Stevenson, with projected Year 2005 sales of about $1 billion, 35% of the corporate total. Oshkosh's defense operations are currently especially busy because of the severe wear on vehicles operating in Iraq and Afghanistan.

        Oshkosh entered the fire-truck and emergency-vehicle business in 1996, acquiring Pierce Manufacturing, the number two company in the industry, behind Federal Signal's E-One. Current Pierce sales are about $700 million, or one quarter of total Oshkosh revenues. It has grown to the leading market share spot, with about 30% of the U.S. market, helped both by its own product innovations and by missteps of E-One.

        Oshkosh entered the cement mixer market in 1998 with its purchase of McNeilus Companies. With a 65% share, McNeilus was already by far the market leader, however, Oshkosh has further grown its share to about 75%. Current sales are $550 million, or 20% of Oshkosh's total. It has recently introduced a revolutionary new product - a cement truck with a plastic composite drum replacing the usual steel drum. Because the drum is 2,000 pounds lighter, the new trucks can carry an extra ton of cement, significantly reducing transportation costs per unit delivered. Oshkosh has recently started to aggressively market this exciting new product to its cement-mixer customers.

        Oshkosh also makes refuse truck bodies, a business it entered by acquisition in 1998 in the U.S. (McNeilus) and 2001 in Europe (Geesink Norba). At the time it was a distant number two, with barely half the 32% market share of leader Heil (owned by Dover). It has now completely closed that gap and is tied for the number one spot with Heil, at about 25% each, having successfully executed a strategy of focusing on the Big 3 private haulers. With total sales of $400 million, refuse trucks represent 15% of Oshkosh revenues.

        Oshkosh's most recent business is tow trucks and wreckers, which it entered in June 2004, with the purchase of Jerr-Dan. With sales of $100 million, Jerr-Dan is half the size of market leader Miller, but has some innovative technology that Oshkosh plans to further develop.

        We purchased most of our Oshkosh Truck position during the middle of last year at about $50 per share, 16x year 2004 earnings. We believe that the share price was under pressure because of some nagging concerns about the business, including difficulty in recovering steel cost increases, a large U.K. military truck contract not awarded to Oshkosh, and manufacturing issues at Geesink Norba and with the new cement-truck drum.

        After a recent strong December quarter earnings report, the Street appears to be feeling better about most of these issues, and the stock is trading at about $70 per share or 17-18x estimated 2005 earnings. We are comfortable with our 2.5% position and hope to own Oshkosh Truck for many years.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President and Portfolio Manager
January 31, 2005

                             HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PERENNIAL FUND, INC. VS. RUSSELL 2500 INDEX AND LIPPER MID-CAP CORE FUND AVERAGE FROM JANUARY 1, 1995 TO DECEMBER 31, 2004

[CHART]

          FPA PERENNIAL FUND, INC.    FPA PERENNIAL FUND,   LIPPER MID-CAP CORE FUND
              (NAV) - $44,661           INC. - $42,316         AVERAGE - $36,400       RUSSELL 2500 - $36,267
1994             $   10,000               $    9,475               $   10,000                $   10,000
1995             $   11,727               $   11,111               $   13,300                $   13,170
1996             $   14,118               $   13,377               $   16,226                $   15,676
1997             $   17,549               $   16,628               $   20,283                $   19,495
1998             $   18,391               $   17,426               $   20,688                $   19,569
1999             $   23,046               $   21,836               $   26,067                $   24,295
2000             $   25,387               $   24,055               $   27,331                $   25,332
2001             $   31,158               $   29,522               $   27,974                $   25,641
2002             $   27,858               $   26,396               $   23,176                $   21,077
2003             $   38,414               $   36,397               $   31,501                $   30,670
2004             $   44,661               $   42,316               $   36,400                $   36,267

                                     AVERAGE ANNUAL TOTAL RETURN
                                    YEARS ENDED DECEMBER 31, 2004
                                    -----------------------------
FPA PERENNIAL FUND, INC.             1 YEAR    5 YEARS   10 YEARS
                                    --------  ---------  --------
At Net Asset Value                    16.25%    14.15%      16.14%
With Maximum 5.25% Sales Charge       10.15%    12.92%      15.52%

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Perennial Fund, Inc., with an ending value of $42,316 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $44,661. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                                PORTFOLIO SUMMARY
                                December 31, 2004

               COMMON STOCKS                                       79.8%
               Producer Durable Goods                    12.6%
               Health Care                               12.2%
               Business Services & Supplies              11.7%
               Energy                                    11.2%
               Technology                                10.1%
               Retailing                                  9.6%
               Financial                                  8.0%
               Materials                                  3.4%
               Transportation                             1.0%
               SHORT-TERM CORPORATE NOTES                          19.8%
               OTHER ASSETS AND LIABILITIES, NET                    0.4%
                                                                  -----
               TOTAL NET ASSETS                                   100.0%
                                                                  =====

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended December 31, 2004
                                   (Unaudited)

                                                                    SHARES
                                                                   --------
NET PURCHASES
COMMON STOCKS
Bio-Rad Laboratories, Inc.                                           75,800
CarMax, Inc.                                                        106,500
Charles River Laboratories International, Inc.                      120,000
Cognex Corporation                                                  152,500
Crane Co.                                                            75,000
Diebold, Incorporated (1)                                            25,500
Engelhard Corporation                                               120,000
Arthur J. Gallagher & Co.                                           130,000
Health Management Associates, Inc.                                  132,500
Invitrogen Corporation (1)                                           82,500
Lincare Holdings Inc.                                                75,000
O'Reilly Automotive, Inc.                                            70,000
Plantronics, Inc.                                                    79,800
Renal Care Group, Inc.                                               66,200
SanDisk Corporation                                                  85,000

NET SALES
COMMON STOCKS
Advanced Fibre Communications, Inc. (2)                             295,000
Black Box Corporation (2)                                            65,000
KEMET Corporation (2)                                                60,900
National Commerce Financial Corporation (2)                         170,000
Ocular Sciences, Inc. (2)                                           135,000
TriQuint Semiconductor, Inc. (2)                                    209,691

(1)  Indicates new commitment to portfolio
(2)  Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2004

                                                                       SHARES             VALUE
                                                                   ---------------   ---------------
COMMON STOCKS

PRODUCER DURABLE GOODS -- 12.6%
Crane Co.                                                                  225,000   $     6,489,000
Diebold, Incorporated                                                       25,500         1,421,115
Graco Inc.                                                                 150,000         5,602,500
HNI Corporation                                                            120,000         5,166,000
IDEX Corporation                                                           105,000         4,252,500
Oshkosh Truck Corporation                                                   80,000         5,470,400
Zebra Technologies Corporation (Class A)*                                   92,250         5,191,830
                                                                                     ---------------
                                                                                     $    33,593,345
                                                                                     ---------------
HEALTH CARE -- 12.2%
Bio-Rad Laboratories, Inc.*                                                113,300   $     6,500,021
Health Management Associates, Inc.                                         300,000         6,816,000
Lincare Holdings Inc.*                                                     240,000        10,236,000
Renal Care Group, Inc.*                                                    246,200         8,860,738
                                                                                     ---------------
                                                                                     $    32,412,759
                                                                                     ---------------
BUSINESS SERVICES & SUPPLIES -- 11.7%
Charles River Laboratories International, Inc.*                            165,000   $     7,591,650
Invitrogen Corporation*                                                     82,500         5,538,225
Landauer, Inc.                                                              10,000           457,000
Manpower Inc.                                                               90,000         4,347,000
Office Depot, Inc.*                                                        275,000         4,774,000
ScanSource, Inc.*                                                          137,500         8,547,000
                                                                                     ---------------
                                                                                     $    31,254,875
                                                                                     ---------------
ENERGY -- 11.2%
Cal Dive International, Inc.*                                              287,500   $    11,715,625
Noble Corporation*                                                         230,000        11,440,200
Tidewater Inc.                                                             185,000         6,587,850
                                                                                     ---------------
                                                                                     $    29,743,675
                                                                                     ---------------
TECHNOLOGY -- 10.1%
Cognex Corporation                                                         337,500   $     9,416,250
Plantronics, Inc.                                                          189,800         7,871,006
SanDisk Corporation*                                                       385,000         9,613,450
                                                                                     ---------------
                                                                                     $    26,900,706
                                                                                     ---------------

                                                                      SHARES OR
                                                                      PRINCIPAL
                                                                       AMOUNT             VALUE
                                                                   ---------------   ---------------

RETAILING -- 9.6%
CEC Entertainment Inc.*                                                    105,000   $     4,196,850
CarMax, Inc.*                                                              352,487        10,944,721
O'Reilly Automotive, Inc.*                                                 230,000        10,361,500
                                                                                     ---------------
                                                                                     $    25,503,071
                                                                                     ---------------
FINANCIAL -- 8.0%
Brown & Brown, Inc.                                                        105,000   $     4,572,750
Arthur J. Gallagher & Co.                                                  220,000         7,150,000
North Fork Bancorporation, Inc.                                            330,000         9,520,500
                                                                                     ---------------
                                                                                     $    21,243,250
                                                                                     ---------------
MATERIALS -- 3.4%
Engelhard Corporation                                                      292,500   $     8,970,975
                                                                                     ---------------
TRANSPORTATION -- 1.0%
Heartland Express, Inc.                                                     97,200   $     2,184,084
Knight Transportation, Inc.                                                 15,000           372,000
                                                                                     ---------------
                                                                                     $     2,556,084
                                                                                     ---------------

TOTAL COMMON STOCKS -- 79.8% (Cost $146,401,066)                                     $   212,178,740
                                                                                     ---------------

SHORT-TERM INVESTMENTS -- 19.8% (Cost $52,778,199)
Short-term Corporate Notes:
  General Electric Capital Corporation -- 1.75% 1/03/05            $    11,397,000   $    11,395,892
  Toyota Motor Credit Corporation -- 2.09% 1/04/05                      10,000,000         9,998,259
  Shell Finance (U.K.) P.L.C. -- 2.21% 1/06/05                           7,000,000         6,997,851
  AIG Funding, Inc. -- 2.31% 1/18/05                                    11,000,000        10,988,001
  International Lease Finance Corporation -- 2.31% 1/25/05               6,733,000         6,722,631
  General Electric Capital Services Corporation -- 2.28% 1/28/05         6,687,000         6,675,565
                                                                                     ---------------
TOTAL SHORT TERM INVESTMENTS                                                         $    52,778,199
                                                                                     ---------------

TOTAL INVESTMENTS -- 99.6% (Cost $199,179,265)                                       $   264,956,939
Other assets less liabilities, net -- 0.4%                                                 1,139,704
                                                                                     ---------------
TOTAL NET ASSETS -- 100%                                                             $   266,096,643
                                                                                     ===============

* Non-income producing security

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2004

ASSETS
  Investments at value:
   Investment securities -- at market value
     (identified cost $146,401,066)                                $   212,178,740
   Short-term investments -- at amortized cost
     (maturities 60 day or less)                                        52,778,199   $   264,956,939
                                                                   ---------------
  Cash                                                                                           128
  Receivable for:
   Capital stock sold                                              $     1,607,134
   Dividends and accrued interest                                           61,194         1,668,328
                                                                   ---------------   ---------------
                                                                                     $   266,625,395

LIABILITIES
  Payable for:
   Capital stock repurchased                                       $       327,770
   Advisory fees and financial services                                    165,622
   Accrued expenses                                                         35,360           528,752
                                                                   ---------------   ---------------

NET ASSETS                                                                           $   266,096,643
                                                                                     ===============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share: authorized
   25,000,000 shares; outstanding 8,546,172 shares                                   $        85,462
  Additional Paid-in Capital                                                             199,427,659
  Accumulated net realized gain on investments                                               805,848
  Unrealized appreciation of investments                                                  65,777,674
                                                                                     ---------------

NET ASSETS                                                                           $   266,096,643
                                                                                     ===============

NET ASSET VALUE, REDEMPTION PRICE AND
  MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
  (net assets divided by shares outstanding)                                         $         31.14
                                                                                     ===============

Maximum offering price per share
  (100/94.75 of per share net asset value)                                           $         32.87
                                                                                     ===============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2004

INVESTMENT INCOME
   Interest                                                                          $       643,339
   Dividends                                                                               1,255,605
                                                                                     ---------------
                                                                                     $     1,898,944

EXPENSES -- Note 3:
   Advisory fees                                                   $     1,391,135
   Transfer agent fees and expenses                                        231,476
   Financial services                                                      206,329
   Reports to shareholders                                                  48,305
   Registration fees                                                        44,166
   Custodian fees and expenses                                              36,365
   Audit fees                                                               28,500
   Director's fees and expenses                                             19,235
   Legal fees                                                               12,495
   Other expenses                                                           21,456         2,039,462
                                                                   ---------------   ---------------
           Net investment loss                                                       $      (140,518)
                                                                                     ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
   Proceeds from sales of investment securities (excluding
     short-term investments with maturities of 60 days or less)    $    24,790,495
   Cost of investment securities sold                                   20,954,891
                                                                   ---------------
     Net realized gain on investments                                                $     3,835,604
Unrealized appreciation of investments:
   Unrealized appreciation at beginning of year                    $    35,923,528
   Unrealized appreciation at end of year                               65,777,674
                                                                   ---------------
     Increase in unrealized appreciation of investments                                   29,854,146
                                                                                     ---------------

           Net realized and unrealized gain on investments                           $    33,689,750
                                                                                     ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $    33,549,232
                                                                                     ===============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------------
                                                                    2004                               2003
                                                      --------------------------------    -------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment loss                                 $     (140,518)                     $    (398,396)
  Net realized gain on investments                         3,835,604                          5,941,386
  Net unrealized appreciation of investments              29,854,146                         29,393,253
                                                      --------------                      -------------
Increase in net assets resulting from operations                        $   33,549,232                     $   34,936,243

Distributions to shareholders from net realized
  capital gains                                                             (2,504,496)                        (5,800,940)

Capital Stock transactions:
  Proceeds from Capital Stock sold                    $   92,761,365                      $  68,468,149
  Proceeds from shares issued to shareholders
   upon reinvestment of dividends and
   distributions                                           2,110,483                          4,829,693
  Cost of Capital Stock repurchased                      (28,699,958)       66,171,890      (25,331,757)       47,966,085
                                                      --------------    --------------    -------------    --------------
Total increase in net assets                                            $   97,216,626                     $   77,101,388

NET ASSETS
Beginning of year                                                          168,880,017                         91,778,629
                                                                        --------------                     --------------

End of year                                                             $  266,096,643                     $  168,880,017
                                                                        ==============                     ==============

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold                                                 3,233,619                          2,726,602
Shares issued to shareholders upon
  reinvestment of dividends and distributions                                   69,151                            182,321
Shares of Capital Stock repurchased                                         (1,000,516)                        (1,162,599)
                                                                        --------------                     --------------
Increase in Capital Stock outstanding                                        2,302,254                          1,746,324
                                                                        ==============                     ==============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
Per share operating performance:
Net asset value at beginning of period               $     27.05     $     20.41     $     23.15     $     20.59     $     20.45
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations:
  Net investment income (loss)                       $     (0.02)    $     (0.06)    $     (0.04)    $     (0.02)             --*
  Net realized and unrealized gain (loss) on
    investment securities                                   4.41            7.77           (2.39)           4.65     $      1.95
                                                     -----------     -----------     -----------     -----------     -----------

Total from investment operations                     $      4.39     $      7.71     $     (2.43)    $      4.63     $      1.95
                                                     -----------     -----------     -----------     -----------     -----------

Less distributions from net realized capital gains   $     (0.30)    $     (1.07)    $     (0.31)    $     (2.07)    $     (1.81)
                                                     -----------     -----------     -----------     -----------     -----------

Net asset value at end of year                       $     31.14     $     27.05     $     20.41     $     23.15     $     20.59
                                                     ===========     ===========     ===========     ===========     ===========

Total investment return**                                  16.25%          37.89%         (10.59)%         22.73%          10.16%

Ratios/supplemental data:
Net assets at end of year (in thousands)             $   266,097     $   168,880     $    91,779     $    51,975     $    40,170
Ratio of expenses to average net assets                     0.97%           1.05%           1.15%           1.24%           1.24%
Ratio of net investment income (loss) to average
  net assets                                               (0.07)%         (0.36)%         (0.25)%         (0.11)%          0.02%

Portfolio turnover rate                                       16%             23%              6%             25%             16%

*    Rounds to less than $0.01 per share.
** Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

         FEDERAL TAX STATUS OF DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

                    PER SHARE         ORDINARY INCOME            LONG-TERM
  PAYABLE DATE       AMOUNT    QUALIFYING     NON-QUALIFYING   CAPITAL GAIN
-----------------   ---------  ----------     --------------   ------------
December 23, 2004   $    0.30     --                --             100%

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A Form 1099 will be mailed to each shareholder in January 2005 setting forth specific amounts to be included in their 2004 tax returns.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2004

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

         Securities listed or traded on a national securities exchange are valued at the last sale price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, these securities are valued at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value.

B.   Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

         The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

E.   Reclassification of Capital Accounts

         As of December 31, 2004, $140,518 of accumulated net losses were reclassified to undistributed net realized gains on investments in order to adjust for differences between income tax regulations and accounting principles generally accepted in the United States.

NOTE 2 -- PURCHASES AND TAX DIFFERENCES

     The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $85,163,702 for the year ended December 31, 2004. Realized gains or losses are based on the specific identification method.

     All of the amounts reported in the financial statements at December 31, 2004 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation for all investments at December 31, 2004 for federal income tax and financial reporting purposes was $65,777,674.

     The distribution paid on December 23, 2004 was characterized as long-term capital gains for federal income tax purposes.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended December 31, 2004, the Fund paid aggregate fees of $19,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is a retired partner of that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- REDEMPTION FEE

     A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended December 31, 2004, the Fund collected $7,505 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 5 -- DISTRIBUTOR

     For the year ended December 31, 2004, FPA Fund Distributors, Inc. ("Distributor"), wholly owned subsidiary of the Adviser, received $114,779 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PERENNIAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2004 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of FPA Perennial Fund, Inc. for each of the two years in the period ended December 31, 2001 were audited by other auditors whose report, dated February 1, 2002, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
February 4, 2005

                           SHAREHOLDER EXPENSE EXAMPLE
                                December 31, 2004
                                   (unaudited)

FUND EXPENSES

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

ACTUAL EXPENSES

     The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                    HYPOTHETICAL
                                                                    PERFORMANCE
                                                                    (5% RETURN
                                                        ACTUAL        BEFORE
                                                     PERFORMANCE     EXPENSES)
                                                     -----------    ------------
Beginning Account Value
  June 30, 2004                                      $  1,000.00    $   1,000.00
Ending Account Value
  December 31, 2004                                  $  1,083.23    $   1,020.32
Expenses Paid During
  Period*                                            $      4.82    $       4.68

* Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2004 (184/366 days).

                        DIRECTOR AND OFFICER INFORMATION
                                   (unaudited)

                                                                                                   PORTFOLIOS IN
                                                                                                   FUND COMPLEX
                                     POSITION(S)     TERM OF OFFICE AND   PRINCIPAL OCCUPATION(S)   OVERSEEN BY       OTHER
      NAME, AGE & ADDRESS           WITH COMPANY        YEARS SERVED      DURING THE PAST 5 YEARS     DIRECTOR    DIRECTORSHIPS
------------------------------  -------------------  -------------------  -----------------------  -------------  -------------
Willard H. Altman, Jr. - (69)*  Director+            Years Served:  7     Retired. Formerly,             6
11400 W. Olympic Blvd.                                                    until 1995, Partner of
Suite 1200                                                                Ernst & Young LLP, a
Los Angeles, CA 90064                                                     public accounting firm.

John P. Endicott - (86)*        Director+            Years Served: 22     Independent Management         1
11400 W. Olympic Blvd.                                                    Consultant.
Suite 1200
Los Angeles, CA 90064

Leonard Mautner - (87)*         Director+            Years Served: 22     President, Leonard             2
11400 W. Olympic Blvd.                                                    Mautner Associates;
Suite 1200                                                                General Partner,
Los Angeles, CA 90064                                                     Goodman & Mautner Ltd.

Lawrence J. Sheehan - (72)      Director+            Years Served: 14     Retired. Formerly              5
11400 W. Olympic Blvd.                                                    Partner (1969 to 1994)
Suite 1200                                                                and of counsel employee
Los Angeles, CA 90064                                                     (1994 to 2002) of the
                                                                          law firm of O'Melveny &
                                                                          Myers LLP, legal
                                                                          counsel to the Company.

Eric S. Ende - (60)             Director+,           Years Served:  5     Senior Vice President          3
11400 W. Olympic Blvd.          President &                               of the Adviser.
Suite 1200                      Portfolio Manager
Los Angeles, CA 90064

Steven R. Geist - (51)          Executive Vice       Years Served:  9     Vice President of the
11400 W. Olympic Blvd.          President &                               Adviser.
Suite 1200                      Portfolio Manager
Los Angeles, CA 90064

J. Richard Atwood - (44)        Treasurer            Years Served:  8     Principal and Chief                     First Pacific
11400 W. Olympic Blvd.                                                    Operating Officer of                    Advisors, Inc.
Suite 1200                                                                the Adviser. President                  and FPA Fund
Los Angeles, CA 90064                                                     of FPA Fund                             Distributors,
                                                                          Distributors, Inc.                      Inc.

Sherry Sasaki - (50)            Secretary            Years Served: 22     Assistant Vice
11400 W. Olympic Blvd.                                                    President and Secretary
Suite 1200                                                                of the Adviser and of
Los Angeles, CA 90064                                                     FPA Fund Distributors,
                                                                          Inc.

Christopher H. Thomas - (47)    Assistant            Years Served: 10     Vice President and                      FPA Fund
11400 W. Olympic Blvd.          Treasurer                                 Controller of the                       Distributors,
Suite 1200                                                                Adviser and of FPA Fund                 Inc.
Los Angeles, CA 90064                                                     Distributors, Inc.

+    Directors serve until their resignation, removal or retirement.

*    Audit Commitee Member

                            FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

TICKER SYMBOL: FPPFX
CUSIP: 302548102


This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2004 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Item 2.   Code of Ethics.

          (a) The registrant has adopted a code of ethics that applies to the registrant's senior executive and financial officers. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The registrant's board of directors has determined that Willard H. Altman, Jr., a member of the registrant's audit committee and board of directors, is an "audit committee financial expert" and is "independent," as those terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors.

Item 4.   Principal Accountant Fees and Services.

                                           2003           2004
          (a)     Audit Fees               $  22,000      $   27,380
          (b)     Audit Related Fees             -0-             -0-
          (c)     Tax Fees                 $   5,000      $    5,765
          (d)     All Other Fees                 -0-             -0-

          (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant's independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant's financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if: (i) the registrant's independent auditors inform the audit committee of the engagement, (ii) the registrant's independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor's independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor's report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

          (e)(2) Disclose the percentage of services described in each of paragraphs (b) - (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) - (d) of this Item were pre-approved by the audit committee pursuant to paragraphs
                  (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs
                  (b) - (d) of this Item that were required to be pre-approved by the audit committee.

          (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time, permanent employees.

          (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None.

          (h) Disclose whether the registrant's audit committee of the board of director has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. Not Applicable.

Item 5.   Audit Committee of Listed Registrants.  Not Applicable.

Item 6. Schedule of Investments. Not Applicable. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

          (a) The Principal Executive Officer and Principal Financial Officer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

          (b) There have been no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 12.  Exhibits.

          (a)(1) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

          (a)(2) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

          (a)(3)  Not Applicable

          (b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA PERENNIAL FUND, INC.


By: /s/ ERIC S. ENDE
   ------------------------------
    Eric S. Ende, President

Date: March 7, 2005


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA PERENNIAL FUND, INC.


By: /s/ J. RICHARD ATWOOD
   ------------------------------
    J. Richard Atwood, Treasurer

Date: March 7, 2005